LEGG MASON INVESTORS TRUST, INC.

NOVEMBER 23, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 26, 2010, AS AMENDED AND/OR SUPPLEMENTED, OF LEGG MASON CAPITAL MANAGEMENT AMERICAN LEADING COMPANIES TRUST

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010, May 21, 2010, June 30, 2010 and November 19, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as amended on June 30, 2010, as supplemented on November 19, 2010 and as may be further amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of Legg Mason Investors Trust, Inc. (“Board”) has approved an Agreement and Plan of Reorganization (“Plan”) with respect to its series, Legg Mason Capital Management American Leading Companies Trust (“Fund”). Under the Plan, the Fund would be reorganized into Legg Mason Capital Management Value Trust, Inc. (“Value Trust”). Value Trust and the Fund have the same investment manager and principal underwriter.

The Plan is subject to the approval of shareholders of the Fund. If the Plan is approved, shareholders of the Fund will become shareholders of Value Trust by receiving shares of Value Trust equal in aggregate value to their Fund shares on the date of the reorganization. The Plan provides for Class A, Class C and Class I shareholders of the Fund to receive Class A, Class C and Class I shares, respectively, of Value Trust. The Fund would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date of the reorganization if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

You may continue to buy and redeem shares of the Fund prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of shares of the Fund as well as incoming exchanges are expected to be suspended approximately two business days prior to the consummation of the proposed reorganization. Redemptions of shares will be allowed up until the consummation of the proposed reorganization.

A shareholder meeting date of April 13, 2011 has been set for shareholders of record of the Fund as of January 13, 2011 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be consummated by the end of April 2011. It is expected that additional details about the proposed reorganization will be sent to shareholders in February 2011. Please read the proxy materials carefully, as they contain a fuller description of the Plan, the proposed reorganization, and Value Trust.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

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